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      As filed with the Securities and Exchange Commission on June 9, 1997

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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 30, 1997



                     EQUITY RESIDENTIAL PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Charter)



MARYLAND                     1-12252                      13-3675988
(State or other     (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction of
Incorporation)



       TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS  60606
         (Address of Principal Executive Offices)               (Zip Code)



     Registrant's telephone number, including area code:  (312) 474-1300



                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

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            8.   Opinion of Rudnick & Wolfe regarding certain tax
                 matters, which is being filed pursuant to Regulation 601(b)(23) as an exhibit to the Registrant's registration statement on Form S-3 (SEC File No. 333-27153), under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement








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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EQUITY RESIDENTIAL PROPERTIES TRUST
                                    (Registrant)

                                    By:/s/ David J. Neithercut
                                       ---------------------------------------
                                           David J. Neithercut
                                           Executive Vice President
                                           and Chief Financial Officer


     Dated: June 9, 1997










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                                EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

8. Opinion of Rudnick and Wolfe regarding certain tax matters, which is being filed pursuant to Regulation 601(b)(23) as an exhibit to the Registrant's registration statement on Form S-3 (SEC File No. 333-27153), under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement







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